QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2003

UNITED STATIONERS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10653 (Commission File Number)	36-3141189 (I.R.S. Employer Identification No.)

UNITED STATIONERS SUPPLY CO.
(Exact name of Registrant as Specified in its Charter)

Illinois (State or Other Jurisdiction of Incorporation)	33-59811 (Commission File Number)	36-2431718 (I.R.S. Employer Identification No.)
2200 East Golf Road Des Plaines, Illinois (Address of Principal Executive Offices)		60016-1267 (Zip Code)

Registrants' telephone number, including area code: (847) 699-5000

United Stationers Inc. and United Stationers Supply Co.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

        The following exhibit is attached hereto—

    Exhibit 99.1—Press Release, dated April 28, 2003, announcing first quarter 2003 results.

Item 9.    Regulation FD Disclosure (Information Also Being Furnished Under Item 12—Results of Operations and Financial Condition)

        In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is being furnished under this Item 9, "Regulation FD Disclosure." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

        On April 28, 2003, United Stationers Inc. (the "Company") reported financial results for the three months ended March 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC. UNITED STATIONERS SUPPLY CO. (Registrants)
Dated: April 28, 2003	By:	/s/ Kathleen S. Dvorak Kathleen S. Dvorak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 28, 2003

QuickLinks

  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure (Information Also Being Furnished Under Item 12—Results of Operations and Financial Condition)
SIGNATURES
EXHIBIT INDEX